UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2022
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operation and Financial Condition
On January 10, 2022, MiMedx Group, Inc. (the “Company”) issued a press release and presentation described further in Item 7.01 of this Current Report on Form 8-K (this “Current Report”) providing certain unaudited preliminary financial results for the full year ended December 31, 2021.

Item 7.01	Regulation FD
Beginning on Monday, January 10, 2022, Timothy R. Wright, MiMedx Chief Executive Officer, and Peter M. Carlson, MiMedx Chief Financial Officer, are expected to meet with investors and, on January 12, 2022, present at the 40th Annual J.P. Morgan Healthcare Conference on behalf of the Company, beginning at 5:15 p.m. Eastern Time. A copy of the presentation they will use is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The live webcast may be accessed on the Events page of the Investors section of the Company’s website or by clicking here.

In addition, the Company also issued a press release on January 10, 2022, announcing its expectations as to certain financial and other results for the year ending December 31, 2022, which are also set forth in the presentation. A copy of the press release is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Slide Presentation dated January 10, 2022
99.2	Press release dated January 10, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: January 10, 2022	By:	/s/ Peter M. Carlson
Peter M. Carlson, Chief Financial Officer